SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

THE ASIA TIGERS FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

THE ASIA TIGERS FUND, INC.

1735 Market Street, 32nd. Floor, Philadelphia, PA 19103

March 3, 2014

Dear Shareholder:

The Asia Tigers Fund, Inc. several weeks ago mailed to you proxy material regarding the Special Meeting of Shareholders which was scheduled Monday, February 3rd. The special meeting has now been adjourned and scheduled to reconvene on Wednesday, March 12th. This will allow shareholders additional time to vote on an important operating initiative affecting the Fund. The reconvened meeting will again be held at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th. Floor, New York, NY, at 10:30 a.m., New York time.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR IMPORTANT VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE RECONVENED SPECIAL MEETING.

FOR THE REASONS SET FORTH IN THE PROXY MATERIALS PREVIOUSLY SENT TO YOU, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

Detailed information about the reconvened Special Meeting and the operating initiative can be found in the proxy statement. To simplify matters we have included an additional copy of the Proxy Questions and Answers Guide and your proxy card(s) for your convenience. Should you have any questions about the operating initiative, or to vote, please call 1-866-406-2283 extension 8573.

Thank you in advance for your attention to this important matter.

Sincerely,

Alan R. Goodson

President

Voting is easy. Please take a moment now to cast your vote using one of the voting options listed below:
1.

Vote by Phone. To speak with a live representative to execute your vote, please call toll-free 1-866-406-2283 extension 8573. Representatives are available between the hours of 9:00 a.m. and 10:00 p.m. Eastern time.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.

3.

Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided. Due to time constraints it is advised to utilize the two options above to insure your vote is received in time for the March 12th adjourned meeting.

NOBO-8573

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

THE ASIA TIGERS FUND, INC.

1735 Market Street, 32nd. Floor, Philadelphia, PA 19103

March 3, 2014

Dear Shareholder:

The Asia Tigers Fund, Inc. several weeks ago mailed to you proxy material regarding the Special Meeting of Shareholders which was scheduled Monday, February 3rd. The special meeting has now been adjourned and scheduled to reconvene on Wednesday, March 12th. This will allow shareholders additional time to vote on an important operating initiative affecting the Fund. The reconvened meeting will again be held at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th. Floor, New York, NY, at 10:30 a.m., New York time.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR IMPORTANT VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE RECONVENED SPECIAL MEETING.

FOR THE REASONS SET FORTH IN THE PROXY MATERIALS PREVIOUSLY SENT TO YOU, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL.

Detailed information about the reconvened Special Meeting and the operating initiative can be found in the proxy statement. To simplify matters we have included an additional copy of the Proxy Questions and Answers Guide and your proxy card(s) for your convenience. Should you have any questions about the operating initiative, or about how to vote, please call 1-866-406-2283 extension 8573.

Thank you in advance for your attention to this important matter.

Sincerely,

Alan R. Goodson

President

Voting is easy. Please take a moment now to cast your vote using one of the voting options listed below:
1.	Vote by Phone. Simply dial the toll-free number located on the enclosed proxy card. Please have the proxy card available at the time of the call.
2.	Vote via the Internet. Simply visit the website indicated on the enclosed proxy card and follow the instructions on the website.
3.

Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided. Due to time constraints it is advised to utilize the two options above to insure your vote is received in time for the March 12th adjourned meeting.

OBO-8573